Richard K. Davis Chairman, President and CEO Andy Cecere Vice Chairman and COO U.S. Bancorp 4Q14 Earnings Conference Call U.S. Bancorp 4Q14 Earnings Conference Call January 21, 2015 Exhibit 99.2

Forward-looking Statements and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2013, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

4Q14 Earnings
Conference Call
2014 Full Year Highlights
Record net income of $5.9 billion; $3.08 per diluted common share
Industry-leading profitability measures, including ROA of 1.54%, ROCE of 14.7%
and efficiency ratio of 53.2%
Average loan growth of 6.3% vs. 2013 and average deposit growth of 6.5%
vs. 2013
Net charge-offs declined 8.9% vs. 2013
Nonperforming assets declined 11.2% vs. 2013
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 9.0% estimated for the Basel III fully implemented standardized approach
• Repurchased 54 million shares of common stock during 2014
• In total, returned $4.0 billion, or 72%, of our earnings in 2014 to shareholders

4Q14 Earnings
Conference Call
4Q14 Highlights
Net income of $1.5 billion; $0.79 per diluted common share
Positive operating leverage on a year-over-year basis
Average loan growth of 5.9% vs. 4Q13 (5.5% excluding Charter One acquisition)
and 1.0% vs. 3Q14
Average deposit growth of 7.2% vs. 4Q13 (5.5% excluding Charter One acquisition) and 1.6% vs. 3Q14
Net charge-offs declined 8.3% vs. 3Q14
Nonperforming assets declined 6.0% vs. 3Q14
Capital generation continues to reinforce capital position
• Common equity tier 1 capital ratio of 9.0% estimated for the Basel III fully implemented standardized approach
• Common equity tier 1 capital ratio of 9.7%; Tier 1 capital ratio of 11.3%
Returned 66% of earnings to shareholders in 4Q14
• Repurchased 11 million shares of common stock during the quarter

20%
17%
14%
11%
8%
3.0%
2.5%
2.0%
1.5%
1.0%
ROCE
ROA
15.4%
14.6%
15.1%
14.5%
14.4%
1.62%
1.56%
1.60%
1.51%
1.50%
4Q13
1Q14
2Q14
3Q14
4Q14

64%
60%
56%
52%
48%
4.0%
3.5%
3.0%
2.5%
2.0%
Efficiency Ratio
NIM
3.40%
3.35%
3.27%
3.16%
3.14%
54.9%
52.9%
53.1%
52.4%
54.3%
53.8%**
51.3%*
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity Return on Avg Assets Efficiency Ratio Net Interest Margin
* Excluding $214 million gain on Visa Inc. Class B common stock sale and $200 million FHA DOJ settlement
** Excluding $124 million gain related to an equity interest in Nuveen and $88 million expense for charitable contributions and legal accruals
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding securities gains (losses) net

5,500
5,000
4,500
4,000
3,500
$4,889
$4,814
$5,188
$214*
$4,990
$5,169
$124**
4Q13
1Q14
2Q14
3Q14
4Q14

usbancorp.

4Q14 Earnings
Conference Call
* Gain on Visa Inc. Class B common stock sale
** Gain related to an equity interest in Nuveen
Taxable-equivalent basis
Revenue Growth
Year-Over-Year Change
(4.4%) (1.2%) 4.9% 2.0% 5.7%
$ in millions

280.0
260.0
240.0
220.0
200.0
5.7%
$232.8
5.4%
$256.9
6.0%
$235.9
5.1%
$257.5
6.8%
$240.5
6.0%
$262.4
6.3%
$243.9
7.4%
$271.0
5.9%
$246.4
7.2%
$275.5
4Q13
1Q14
2Q14
3Q14
4Q14
Loans
Deposits

usbancorp

7 4Q14 Earnings Conference Call Loan and Deposit Growth Year-Over-Year Growth Average Balances $ in billions 4Q14 Acquisition Adjusted Loan Growth = 5.5% Deposit Growth = 5.5%

520
390
260
130
0
3.00%
2.25%
1.50%
0.75%
0.00%
$312
$341
$349
$336
$308
0.53%
0.59%
0.58%
0.55%
0.50%
4Q13
1Q14
2Q14
3Q14
4Q14

2,800
2,100
1,400
700
0
3.00%
2.25%
1.50%
0.75%
0.00%
$2,037
$1,999
$1,943
$1,923
$1,808
0.86%
0.84%
0.80%
0.78%
0.73%
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Credit Quality
* Note: The loss sharing agreement for the commercial and commercial real estate loans acquired from the FDIC, which comprised the majority of the nonperforming covered assets, expired at the end of the fourth quarter of 2014
Net Charge-offs Nonperforming Assets*
$ in millions
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

4Q14 Earnings
Conference Call
Earnings Summary
$ and shares in millions, except per-share data
Taxable-equivalent basis
FY FY
4Q14 3Q14 4Q13 vs 3Q14 vs 4Q13 2014 2013 % B/(W)
Net Interest Income 2,799 $     2,748 $     2,733 $     1.9            2.4            10,997 $  10,828 $  1.6
Noninterest Income 2,370        2,242        2,156        5.7            9.9            9,164        8,774        4.4
Total Revenue 5,169        4,990        4,889        3.6            5.7            20,161      19,602      2.9
Noninterest Expense 2,804        2,614        2,682        (7.3)           (4.5)           10,715      10,274      (4.3)
Operating Income 2,365        2,376        2,207        (0.5)           7.2            9,446        9,328        1.3
Net Charge-offs 308           336           312           8.3            1.3            1,334        1,465        8.9
Excess Provision (20)            (25)            (35)            (20.0)         (42.9)         (105)          (125)          (16.0)
Income before Taxes 2,077        2,065        1,930        0.6            7.6            8,217        7,988        2.9
Applicable Income Taxes 576           579           459           0.5            (25.5)         2,309        2,256        (2.3)
Noncontrolling Interests (13)            (15)            (15)            13.3          13.3          (57)            104           nm
Net Income 1,488        1,471        1,456        1.2            2.2            5,851        5,836        0.3
Preferred Dividends/Other 68             66             67             (3.0)           (1.5)           268           284           5.6
NI to Common 1,420 $     1,405 $     1,389 $     1.1            2.2            5,583 $     5,552 $     0.6
Diluted EPS 0.79 $       0.78 $       0.76 $       1.3            3.9            3.08 $       3.00 $       2.7
Average Diluted Shares 1,796        1,807        1,832        0.6            2.0            1,813        1,849        1.9
% B/(W)

4Q14 Earnings
Conference Call
4Q14 Results - Key Drivers
vs. 4Q13
Net Revenue increase of 5.7% (3.2% increase excluding notable item)
• Net interest income increase of 2.4%; net interest margin
of 3.14% vs. 3.40% in 4Q13
• Noninterest income increase of 9.9% (4.2% increase
excluding notable item)
Noninterest expense increase of 4.5% (1.3% increase
excluding notable items)
Provision for credit losses increased by $11 million
• Net charge-offs lower by $4 million, or 1.3%
• Provision lower than NCOs by $20 million vs. $35 million in 4Q13
vs. 3Q14
Net Revenue increase of 3.6% (1.1% increase excluding notable item)
• Net interest income increase of 1.9%; net interest margin of 3.14% vs. 3.16% in 3Q14
• Noninterest income increase of 5.7% (0.2% increase excluding notable item)
Noninterest expense increase of 7.3% (3.9% increase excluding notable items)
Provision for credit losses lower by $23 million
• Net charge-offs decreased by $28 million, or 8.3%
• Provision lower than NCOs by $20 million vs. $25 million in 3Q14
$ in millions
4Q14
Revenue Items
Nuveen gain 124 $
Expense Items
Charitable contributions
35 $
Accruals for legal matters
53 $
Notable Items

4Q14 Earnings
Conference Call
Capital Position
RWA = risk-weighted assets
* 2014 amounts and ratios calculated under the Basel III transitional standardized approach; December 31, 2013, under Basel I
$ in billions
4Q14 3Q14 2Q14 1Q14 4Q13
Total U.S. Bancorp shareholders' equity 43.5 $     43.1 $     42.7 $     42.1 $     41.1 $
Standardized Approach
Basel III transitional standardized approach/Basel I *
Common equity tier 1 capital 30.9 30.2 29.8        29.5        27.9
Tier 1 capital 36.0 35.4 34.9        34.6        33.4
Total risk-based capital 43.2 42.5 41.0        40.7        39.3
Common equity tier 1 capital ratio 9.7% 9.7% 9.6% 9.7% 9.4%
Tier 1 capital ratio 11.3% 11.3% 11.3% 11.4% 11.2%
Total risk-based capital ratio 13.6% 13.6% 13.2% 13.5% 13.2%
Leverage ratio 9.3% 9.4% 9.6% 9.7% 9.6%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented standardized approach 9.0% 9.0% 8.9% 9.0% 8.8%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches 12.4% 12.4% 12.3%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches 11.8% 11.8% 11.7%
Tangible common equity ratio 7.5% 7.6% 7.5% 7.8% 7.7%
Tangible common equity as a % of RWA 9.3% 9.3% 9.2% 9.3% 9.1%

12 4Q14 Earnings Conference Call

13 4Q14 Earnings Conference Call Appendix

280
210
140
70
0
$232.8
$235.9
$240.5
$243.9
$246.4
(1.1%)
4.7%
17.6%
6.7%
7.8%
0.9%
5.3%
14.4%
7.6%
8.5%
2.3%
5.9%
10.5%
6.9%
12.4%
3.6%
4.9%
5.8%
6.1%
13.6%
3.6%
3.6%
2.2%
4.2%
15.5%
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Average Loans Key Points
$ in billions
vs. 4Q13
Average total loans grew by $13.6 billion, or 5.9%
(5.5% excluding Charter One acquisition)
Average total loans, excluding covered loans,
were higher by 7.1%
Average total commercial loans increased $10.7
billion, or 15.5%; average commercial real estate
loans increased $1.6 billion, or 4.2%
vs. 3Q14
Average total loans grew by $2.6 billion, or 1.0%
Average total loans, excluding covered loans,
were higher by 1.2%
Average total commercial loans increased $2.3
billion, or 2.9%; average commercial real estate
loans increased $0.1 billion, or 0.3%
Year-Over-Year Growth
5.7% 6.0% 6.8% 6.3% 5.9%
Covered Commercial CRE Res Mtg Retail Credit Card
Average Loans

320
240
160
80
0
$256.9
$257.5
$262.4
$271.0
$275.5
2.5%
6.7%
7.4%
8.6%
3.3%
9.2%
5.9%
8.3%
10.9%
8.3%
16.2%
11.6%
10.8%
18.3%
19.7%
(8.0%)
(6.1%)
(5.9%)
(13.1%)
(4.9%)
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Average Deposits
Average Deposits Key Points
$ in billions
vs. 4Q13
Average total deposits increased by $18.6
billion, or 7.2% (5.5% excluding Charter One
acquisition)
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $20.7 billion, or 9.6%
vs. 3Q14
Average total deposits increased by $4.5
billion, or 1.6%
Average low-cost deposits increased by $5.6
billion, or 2.4%
Year-Over-Year Growth
5.4% 5.1% 6.0% 7.4% 7.2%
Time Money Market Checking and Savings Noninterest-bearing

4,000
3,000
2,000
1,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$2,733
$2,706
$2,744
$2,748
2,799
3.40%
3.35%
3.27%
3.16%
3.14%
4Q13
1Q14
2Q14
3Q14
4Q14
Net Interest Income
Net Interest Margin

4Q14 Earnings
Conference Call
Net Interest Income
Net Interest Income Key Points
$ in millions
Taxable-equivalent basis
vs. 4Q13
Average earning assets grew by $35.4 billion,
or 11.1%
Net interest margin lower by 26 bps (3.14%
vs. 3.40%) driven by:
• Lower reinvestment rates on investment securities,
as well as growth in the investment portfolio at
lower average rates, lower loan fees, and lower
rates on new loans
• Partially offset by lower funding costs
vs. 3Q14
Average earning assets grew by $8.5 billion,
or 2.5%
Net interest margin lower by 2 bps (3.14% vs.
3.16%) driven by:
• Growth in lower rate investment securities
• Partially offset by interest recoveries
Year-Over-Year Change
(1.8%) (0.1%) 2.7% 1.3% 2.4%

2,800
2,100
1,400
700
0
$2,156
$2,108
$2,444
$2,242
$2,370
4.3%
8.4%
2.6%
1.7%
31.6%
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Noninterest Income
Noninterest Income Key Points
$ in millions
Payments = credit and debit card revenue, corporate payment products revenue and merchant processing;
Service charges = deposit  service charges, treasury management fees and ATM processing services
vs. 4Q13
Noninterest income increased by $214 million, or
9.9%, driven by:
• Higher trust and investment management fees (8.4% increase)
due to account growth, improved market conditions and
business expansion
• Higher merchant processing services revenue (4.6% increase)
due to an increase in product fees and higher volumes, partially offset by lower rates; higher credit and debit card revenue (3.4%
increase) and corporate payment products revenue (4.8%
increase) due to higher transaction volumes
• Higher other income due to higher equity investment gains and increased revenue from tax-advantaged projects
• Lower commercial products revenue (9.9% decrease) due to
lower tax-advantaged project syndication fees
vs. 3Q14
Noninterest income increased by $128 million, or
5.7%, driven by:
• Higher credit and debit card revenue (8.4% increase) due to seasonally higher sales volumes
• Higher commercial products revenue (4.8% increase) due to
higher loan and tax-advantaged project syndication fees
• Higher trust and investment management fees (2.2% increase)
due to improved market conditions and higher fees
• Higher other income primarily due to the Nuveen gain and
higher revenue from tax-advantaged projects
• Lower corporate payments revenue (10.8% decrease) due to
seasonally higher 3Q government-related transaction volumes
• Mortgage revenue decrease of $25 million
Year-Over-Year Change
(7.4%) (2.6%) 7.4% 3.0% 9.9%
All Other Mortgage Service Charges Trust and Inv Mgmt Payments
4Q13 1Q14 2Q14 3Q14 4Q14
Nuveen Gain - $         - $         - $         - $         124 $
Visa Gain -            -            214 -            -
Total - $         - $         $      214 - $         124 $
Notable Noninterest Income Items

3,200
2,400
1,600
800
0
$2,682
$2,544
$2,753
$2,614
$2,804
1.3%
3.3%
15.3%
4.8%
7.2%
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Noninterest Expense
Noninterest Expense Key Points
$ in millions
vs. 4Q13
Noninterest expense was higher by $122 million, or
4.5%, driven by:
• Higher compensation expense (4.4% increase) reflecting the impact of merit increases, acquisitions, and higher staffing for risk and compliance activities
• Higher marketing and business development expense (25.2%
increase) due to charitable contributions
• Higher professional services expense (11.9% increase) due to higher costs across a majority of the lines of business
• Higher other expense primarily due to the legal accruals
• Partially offset by a reduction in employee benefits (10.9%
decrease) driven by lower pension costs
vs. 3Q14
Noninterest expense was higher by $190 million, or
7.3%, driven by:
• Higher marketing and business development expense (65.4%
increase) primarily due to charitable contributions and
advertising costs
• Higher professional services expense (29.4% increase) due to seasonally higher costs across a majority of the lines of
business including risk and compliance activities
• Higher other expense primarily due to seasonally higher costs related to investments in tax-advantaged projects and the legal accruals
Year-Over-Year Change
(0.1%) 3.0% 7.7% 1.9% 4.5%
All Other
Tech and Communications Prof Svcs, Marketing and PPS
Occupancy and Equipment Compensation and Benefits
4Q13 1Q14 2Q14 3Q14 4Q14
Charitable contributions - $         - $         - $         - 35 $
Accruals for legal matters -            -            -            -            53
FHA DOJ settlement -            -            200        -            -
Total - $         - $         200 $     - $         88 $
Notable Noninterest Expense Items

80,000
60,000
40,000
20,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$63,714
$65,645
$69,920
$72,190
$74,333
0.21%
0.21%
0.30%
0.29%
0.26%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Revolving Line Utilization Trend

36%
32%
28%
24%
20%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

usbancorp.

4Q14 Earnings
Conference Call
Credit Quality
- Commercial Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued new client growth led to 3.0% linked quarter loan growth and 16.7% year-over-year growth; utilization rates improved modestly
Net charge-offs below historic norms and were largely unchanged
Nonperforming loans and delinquencies continued at historically low levels
4Q13 3Q14 4Q14
Average Loans $63,714 $72,190 $74,333
30-89 Delinquencies 0.33% 0.23% 0.27%
90+ Delinquencies 0.08% 0.05% 0.05%
Nonperforming Loans 0.19% 0.22% 0.13%
$ in millions

9,000
6,000
3,000
0
2.1%
1.4%
0.7%
0.0%
-0.7%
$5,210
$5,189
$5,100
$5,155
$5,292
0.23%
0.16%
0.24%
0.46%
-0.15%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Commercial Leases
Equipment Finance $2,215
Small Ticket $3,077

usbancorp.

4Q14 Earnings
Conference Call
Credit Quality
- Commercial Leases
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Commercial lease balances increased slightly
Gross charge-offs declined while recoveries increased leading to a modest net recovery
Nonperforming loans and delinquencies continued at modest levels
4Q13 3Q14 4Q14
Average Loans $5,210 $5,155 $5,292
30-89 Delinquencies 0.85% 0.83% 0.78%
90+ Delinquencies 0.00% 0.00% 0.00%
Nonperforming Loans 0.23% 0.23% 0.24%
$ in millions

60,000
40,000
20,000
0
1.5%
1.0%
0.5%
0.0%
-0.5%
$39,318
$40,050
$40,497
$40,839
$40,966
-0.29%
-0.03%
-0.04%
0.04%
-0.10%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

CRE Mortgage

Owner Occupied $10,990
Investor $20,793

CRE Construction

Other $1,921
Office $1,009
A&D Construction $745
Multi-family $2,862
Residential Construction $1,943
Retail $703

4Q14 Earnings
Conference Call
Credit Quality
- Commercial Real Estate
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 0.3% on a linked quarter basis and 4.2% year-over-year
Credit quality is stable at low levels; non-performing loans were stable quarter-over-quarter
Net recovery ratio of 0.10%
4Q13 3Q14 4Q14
Average Loans $39,318 $40,839 $40,966
30-89 Delinquencies 0.24% 0.12% 0.26%
90+ Delinquencies 0.07% 0.03% 0.05%
Nonperforming Loans 0.76% 0.59% 0.61%
Performing TDRs* $390 $284 $365
$ in millions
* TDR = troubled debt restructuring

60,000
45,000
30,000
15,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
50,732
$51,584
$51,815
$51,994
$51,872
0.38%
0.45%
0.44%
0.32%
0.30%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Residential Mortgage Performing TDRs**
4,000
3,000
2,000
1,000
0
$1,997
$1,962
$1,922
$1,899
$1,866
4Q13
1Q14
2Q14
3Q14
4Q14

▪

▪

4Q14 Earnings
Conference Call
Credit Quality
- Residential Mortgage
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Modest growth in high-quality originations (weighted average FICO 756, weighted average LTV
70%), as average loans increased 2.2% year over year
82% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
4Q13 3Q14 4Q14
Average Loans $50,732 $51,994 $51,872
30-89 Delinquencies 0.70% 0.46% 0.43%
90+ Delinquencies 0.65% 0.41% 0.40%
Nonperforming Loans 1.51% 1.62% 1.67%
$ in millions
** Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($2,244 million 4Q14)

20,000
15,000
10,000
5,000
0
8.0%
6.0%
4.0%
2.0%
0.0%
$17,366
$17,407
$17,384
$17,753
$17,990
3.72%
3.96%
3.92%
3.53%
3.53%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Credit Card Nonperforming Loans

120
90
60
30
0
2.0%
1.5%
1.0%
0.5%
0.0%
$78
$65
$52
$40
$30
0.43%
0.38%
0.29%
0.22%
0.16%
4Q13
1Q14
2Q14
3Q14
4Q14

usbancorp

4Q14 Earnings
Conference Call
4Q13 3Q14 4Q14
Average Loans $17,366 $17,753 $17,990
30-89 Delinquencies 1.25% 1.23% 1.24%
90+ Delinquencies 1.17% 1.10% 1.13%
Nonperforming Loans 0.43% 0.22% 0.16%
Credit Quality - Credit Card
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Average loans increased 1.3% on a linked quarter basis; up 3.6% year-over-year
Delinquencies and losses have stabilized near historically low levels with some seasonal impacts on delinquencies
Nonperforming loans continued to decline
$ in millions

20,000
15,000
10,000
5,000
0
4.0%
3.0%
2.0%
1.0%
0.0%
$15,488
$15,366
$15,327
$15,704
$15,853
0.95%
0.82%
0.60%
0.61%
0.43%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Home Equity

usbancorp

4Q14 Earnings
Conference Call
Credit Quality - Home Equity
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
High-quality originations (weighted average FICO on commitments was 756, weighted average
CLTV 70%) originated primarily through the retail branch network to existing bank customers on their primary residence
Net charge-offs ratio declined on a linked quarter and year-over-year basis
4Q13 3Q14 4Q14
Average Loans $15,488 $15,704 $15,853
30-89 Delinquencies 0.66% 0.51% 0.54%
90+ Delinquencies 0.32% 0.26% 0.26%
Nonperforming Loans 1.08% 1.05% 1.07%
Subprime: 2%
Wtd Avg LTV**: 90%
NCO: 4.92%
$ in millions
Prime: 95%
Wtd Avg LTV**: 72%
NCO: 0.37%
** LTV at origination
Other: 3%
Wtd Avg LTV**: 72%
NCO: 0.00%

8,000
6,000
4,000
2,000
0
0.8%
0.6%
0.4%
0.2%
0.0%
$5,847
$5,979
$6,014
$5,991
$5,939
0.00%
0.00%
0.07%
0.00%
0.07%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Manheim Used Vehicle Index*
140
130
120
110
100
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

4Q14 Earnings
Conference Call
Credit Quality - Retail Leasing
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Year-over-year growth (1.6%) driven by high-quality originations (weighted average FICO 788)
Delinquencies remained relatively stable at very low levels
Strong used auto values continued to contribute to historically low net charge-offs
4Q13 3Q14 4Q14
Average Loans $5,847 $5,991 $5,939
30-89 Delinquencies 0.18% 0.14% 0.18%
90+ Delinquencies 0.00% 0.02% 0.02%
Nonperforming Loans 0.02% 0.02% 0.02%
$ in millions
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average of monthly ending values

40,000
30,000
20,000
10,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$26,059
$26,312
$26,587
$27,003
$27,317
0.79%
0.69%
0.68%
0.72%
0.76%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Other Retail

Auto Loans
$14,644
Revolving
Credit
$3,275
Student
Lending
$3,172
Installment
$6,226

usbancorp.

4Q14 Earnings
Conference Call
Credit Quality - Other Retail
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Auto loan growth continued to offset declines in student lending loan balances
Net charge-offs and delinquencies remained low on a linked quarter and year-over-year basis
4Q13 3Q14 4Q14
Average Loans $26,059 $27,003 $27,317
30-89 Delinquencies 0.50% 0.49% 0.51%
90+ Delinquencies 0.14% 0.13% 0.12%
Nonperforming Loans 0.09% 0.06% 0.06%
$ in millions

16,000
12,000
8,000
4,000
0
2.0%
1.5%
1.0%
0.5%
0.0%
$13,409
$13,815
$14,108
$14,404
$14,644
0.12%
0.09%
0.11%
0.25%
0.33%
4Q13
1Q14
2Q14
3Q14
4Q14
Average Loans
Net Charge-offs Ratio

Indirect and Direct Channel

4Q14 Earnings
Conference Call
Credit Quality - Auto Loans
Average Loans and Net Charge-offs Ratios Key Statistics
Comments
Continued growth in auto loans driven by high-quality originations in the Indirect Channel
(weighted average FICO 766)
Net charge-offs increased due to seasonality as well as growth initiatives beginning to mature
4Q13 3Q14 4Q14
Average Loans $13,409 $14,404 $14,644
30-89 Delinquencies 0.34% 0.41% 0.45%
90+ Delinquencies 0.04% 0.05% 0.03%
Nonperforming Loans 0.02% 0.03% 0.03%
$ in millions
Auto Loans are included in Other Retail category
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.15%
Indirect: 94%
Wtd Avg FICO: 763
NCO: 0.34%

4Q14 Earnings
Conference Call
Mortgage Repurchase
Mortgages Repurchased and Make-whole Payments
Mortgage Representation and Warranties Reserve
$ in millions 4Q14 3Q14 2Q14 1Q14 4Q13
Beginning Reserve $62 $69 $75 $83 $176
Net Realized Losses (15) (1) (2) (10) (63)
Change in Reserve (1) (6) (4) 2 (30)
Ending Reserve $46 $62 $69 $75 $83
Mortgages
repurchased
and make-whole
payments $14 $19 $36 $36 $32
Repurchase activity lower than
peers due to:
• Conservative credit and
underwriting culture
• Disciplined origination process -
primarily conforming loans
(    95% sold to GSEs)
Do not participate in private
placement securitization market
Outstanding repurchase and
make-whole requests balance
= $19 million

4Q14 Earnings
Conference Call
Non-GAAP Financial Measures
(Dollars in Millions, Unaudited)  4Q14 3Q14 2Q14 1Q14 4Q13
Total equity  $44,168 $43,829 $43,386 $42,743 $41,807
Preferred stock  (4,756) (4,756) (4,756) (4,756) (4,756)
Noncontrolling interests  (689) (688) (686) (689) (694)
Goodwill (net of deferred tax liability) (1) (8,403) (8,503) (8,548) (8,352) (8,343)
Intangible assets, other than mortgage servicing rights  (824) (877) (925) (804) (849)
Tangible common equity (a)  29,496 29,005 28,471 28,142 27,165
Tangible common equity (as calculated above) 29,496 29,005 28,471 28,142 27,165
Adjustments (2) 172 187 224 239 224
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b) 29,668 29,192 28,695 28,381 27,389
Tier 1 capital, determined in accordance with prescribed
      regulatory requirements using Basel I definition 33,386
Preferred stock  (4,756)
Noncontrolling interests, less preferred stock not
eligible for Tier 1 capital  (688)
Tier 1 common equity using Basel I definition (c) 27,942
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) 2014 amounts calculated under the Basel III transitional standardized approach; December 31, 2013, calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

4Q14 Earnings
Conference Call
Non-GAAP Financial Measures
(Dollars in Millions, Unaudited)  4Q14 3Q14 2Q14 1Q14 4Q13
Total assets  $402,529 $391,284 $389,065 $371,289 $364,021
Goodwill (net of deferred tax liability) (1) (8,403) (8,503) (8,548) (8,352) (8,343)
Intangible assets, other than mortgage servicing rights  (824) (877) (925) (804) (849)
Tangible assets (d)  393,302 381,904 379,592 362,133 354,829
Risk-weighted assets, determined in accordance with prescribed regulatory requirements (3) (e) 317,398 * 311,914 309,929 302,841 297,919
Adjustments (4) 11,110 * 12,837 12,753 13,238 13,712
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (f) 328,508 * 324,751 322,682 316,079 311,631
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements 248,596 * 243,909 241,929
Adjustments (5) 3,270 * 3,443 3,383
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (g) 251,866 * 247,352 245,312
Ratios *
Tangible common equity to tangible assets (a)/(d)  7.5               7.6               7.5               7.8               7.7%
Tangible common equity to risk-weighted assets (a)/(e)  9.3               9.3               9.2               9.3               9.1
Tier 1 common equity to risk-weighted assets using Basel I definition (c)/(e)   --    --    --    --  9.4
Common equity tier 1 capital to risk-weighted assets estimated for the
   Basel III fully implemented standardized approach (b)/(f) 9.0 9.0 8.9 9.0 8.8
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(g) 11.8 11.8 11.7
* Preliminary data.  Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements beginning March 31, 2014.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income and other adjustments.
(3) 2014 amounts calculated under the Basel III transitional standardized approach; December 31, 2013, calculated under Basel I.
(4) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(5) Primarily reflects higher risk-weighting for mortgage servicing rights.

U.S. Bancorp

4Q14 Earnings Conference Call

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U.S. Bancorp 4Q14 Earnings Conference Call U.S. Bancorp 4Q14 Earnings Conference Call January 21, 2015